UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 15, 2004

D E E R E & C O M P A N Y (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)

1-4121 (Commission File Number)

36-2382580 (IRS Employer Identification No.)

One John Deere Place Moline, Illinois 61265 (Address of principal executive offices and zip code)

(309)765-8000 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 5.	Other Events.

The attached exhibit consists of Deere & Company's press release dated June 15, 2004 concerning continuation of a previously announced stock repurchase program and is incorporated by reference herein.

Item 7.	Exhibits.

	(c)	Exhibits
		(99)	Press release

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ JAMES H. BECHT Secretary

Dated: June 15, 2004